SILVER DRAGON RESOURCES INC.
1121 Steeles Avenue West
Suite 803
Toronto, Ontario, Canada
M2R 3W7
Tel: (416)661-4989

Via Fax No (902) 491-4281

August 4, 2006

Linear Gold Corp.
2000 Barrington Street
Suite 701, Cogswell Tower
Halifax, Nova Scotia B3J 3K1

Attention:  Mr. Brian MacEachen -
                    Chief Financial Officer

Re:     Silver Dragon Resources Inc. Joint Venture with Linear Gold Corp.

Dear Brian:

This letter shall constitute notice pursuant to Section 6.1 of the Joint Venture Agreement dated September 7, 2005 between Silver Dragon Resources Inc. and Linear Gold Corp. that Silver Dragon does not wish to continue with the exploration of the Property as defined in the Joint Venture Agreement.

We wish you and Linear Gold Corp. success in your endeavors.

SILVER DRAGON RESOURCES INC.

Per: ________________________
        Marc Hazout -
        President

Copy:      COX HANSON O'REILLY MATHESON
                1100 Purdy's Wharf Tower One
                1959 Upper Water Street
                Halifax, Nova Scotia, Canada
                Attn: Daniel Gallivan
                Fax: (902) 421-3130

Copy:      Garfin Zeidenberg LLP
                Barristers & Solicitors
                5255 Yonge Street
                Suite 800
                Toronto, Ontario, M2N 6P4
                Attn: Stephen M. Cohen
                Fax: (416) 512-9992